                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information

                                  July 1, 2005

                      (as supplemented April 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated July 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        5
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        7
Execution of portfolio transactions . . . . . . . . . . . . . . . .       30
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       31
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       34
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       38
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       44
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Shareholder account services and privileges . . . . . . . . . . . .       48
General information . . . . . . . . . . . . . . . . . . . . . . . .       51
Financial statements




                   Washington Mutual Investors Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


NON-U.S. SECURITIES -- The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Generally, the S&P 500 Index is comprised of U.S. based companies. However, several companies in the index are currently domiciled in countries such as Bermuda although their operations may be substantially conducted in the United States. The fund may also hold securities of non-U.S. companies when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of


                   Washington Mutual Investors Fund -- Page 2 the merger. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                   Washington Mutual Investors Fund -- Page 3

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2005 and 2004 were 16% and 12%, respectively, and the average of the last five years was 19%. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds


                   Washington Mutual Investors Fund -- Page 4 among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.


                   Washington Mutual Investors Fund -- Page 5

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


NONFUNDAMENTAL POLICIES -- The following policy may be changed by the Board of Directors without shareholder approval:


The fund may not issue senior securities, except as permitted by the 1940 Act.


                   Washington Mutual Investors Fund -- Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                          YEAR FIRST                                 NUMBER OF PORTFOLIOS
                           POSITION        ELECTED        PRINCIPAL OCCUPATION(S)      WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                           WITH THE       A DIRECTOR              DURING             COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE            FUND       OF THE FUND/1/        PAST FIVE YEARS            BY DIRECTOR             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Chairman of         1983        President, Investment                 3            JPMorgan Value
 Age: 72                 the Board                       Services                                           Opportunities Fund
                         (Independent                    International Co. LLC
                         and                             (private investment
                         Non-executive)                  company for various
                         and Director                    operating entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director            2001        Retired Comptroller                   1            DeVry, Inc.; SI
 Age: 74                                                 General of the United                              International, Inc.
                                                         States
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director            1997        Vice Chairman &                       3            JPMorgan Value
 III                                                     Treasurer,                                         Opportunities Fund
 Age: 73                                                 The Morris & Gwendolyn
                                                         Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Barbara Hackman         Director            2005        President and CEO,                                 Aetna, Inc.; The Dow
 Franklin                                                Barbara Franklin                                   Chemical Company; Med
 Age: 65                                                 Enterprises                                        Immune, Inc.; GenVec,
                                                         (international business                            Inc.
                                                         consulting)
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director            2003        President, The Dumbarton             15            None
 Age: 59                                                 Group LLC (securities
                                                         industry consulting);
                                                         former Executive Vice
                                                         President - Policy and
                                                         Oversight, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director            2002        Retired Governor, Federal             1            Security Capital Corp.
 Jr.                                                     Reserve Board
 Age: 73
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director            1992        Chairman, The CapAnalysis             3            Flyi Inc.; JPMorgan
 Age: 63                                                 Group, LLC (economic,                              Value Opportunities
                                                         financial and regulatory                           Fund
                                                         consulting); former
                                                         Counselor, Citizens for a
                                                         Sound Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director            2002        Former Treasurer of the               3            The Kroger Co.;
 Age: 71                                                 United States                                      Rayonier Inc.; JPMorgan
                                                                                                            Value Opportunities
                                                                                                            Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director            2001        President and Chief                   3            Healthcare Realty
 Age: 57                                                 Executive Officer, INOVA                           Trust, Inc.; JP Morgan
                                                         Health System                                      Value Opportunities
                                                                                                            Fund
-----------------------------------------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund -- Page 7

                                                   PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST         PAST FIVE YEARS AND
                                      ELECTED              POSITIONS HELD          NUMBER OF PORTFOLIOS
                       POSITION       DIRECTOR        WITH AFFILIATED ENTITIES       WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER   COMPLEX/2/ OVERSEEN              HELD
    NAME AND AGE         FUND      OF THE FUND/1/           OF THE FUND                BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Vice             1971        Chairman of the Board and               3             JPMorgan Value
 Jr.                   Chairman                     Chief Executive Officer,                              Opportunities Fund
 Age: 69               of the                       The Johnston-Lemon Group,
                       Board                        Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Director         1972        Director, Washington                    3             JPMorgan Value
 Age: 69                                            Management Corporation                                Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        2000        President and Director,                 3             JPMorgan Value
 Age: 60               and                          Washington Management                                 Opportunities Fund
                       Director                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund -- Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                             POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                             WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W.              Vice President,             1995          Vice President, Secretary, Assistant Treasurer and Director,
 Stockton                 Treasurer and                            Washington Management Corporation
 Age: 38               Assistant Secretary
-----------------------------------------------------------------------------------------------------------------------------------
 Burton L. Raimi            Secretary                2005          General Counsel, Washington Management Corporation;
 Age: 67                                                           Shareholder, law offices of Burton L. Raimi, P.A., and
                                                                   McCaffrey & Raimi, P.A.
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard         Vice President             1953          Vice President, Treasurer and Director, Washington Management
 Age: 86                                                           Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard           Vice President             1983          Vice President, Washington Management Corporation
 Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank          Assistant Vice             1992          Assistant Vice President, Washington Management Corporation
 Age: 44                    President
-----------------------------------------------------------------------------------------------------------------------------------
 Jennifer L. Butler    Assistant Secretary           2005          Assistant Vice President, Washington Management Corporation;
 Age: 39                                                           former Specialist, Fund Administration, Pacific Investment
                                                                   Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/     Assistant Secretary           2000          Assistant Secretary, Washington Management Corporation
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund -- Page 9

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the Directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005, ATTENTION: FUND SECRETARY.


                  Washington Mutual Investors Fund -- Page 10

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher              Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III          Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Barbara Hackman                     None                       None
 Franklin/2/
-------------------------------------------------------------------------------
 R. Clark Hooper               $10,001 - $50,000         $10,001 - $50,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.           Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James C. Miller III             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 J. Knox Singleton               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/3/
-------------------------------------------------------------------------------
 James H. Lemon, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele               Over $100,000              Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "independent" Directors include shares owned through the deferred compensation plan described below.
2 Ms. Franklin became a Director on December 1, 2005.
3 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the business manager or its affiliates. The fund pays annual fees of $60,000 per annum to Directors who are not affiliated with the business manager, plus $6,000 per annum for the Audit Committee chair and $6,000 per annum for the Governance Committee chair, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the business manager.


                  Washington Mutual Investors Fund -- Page 11

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2005

                                                                                                    TOTAL COMPENSATION (INCLUDING
                                                                       AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                                                                       (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                                                                      DEFERRED COMPENSATION/1/)       FROM ALL FUNDS MANAGED BY
                                NAME                                        FROM THE FUND          CAPITAL RESEARCH AND MANAGEMENT
-------------------------------------------------------------------------------------------------   COMPANY OR ITS AFFILIATES/2/
                                                                                                 -----------------------------------
 Cyrus A. Ansary                                                               $72,800                         $80,500
------------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher/3/                                                          78,000                          78,000
------------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III                                                         73,200                          79,000
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                                             75,000                          75,000
------------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr.                                                          71,000                          71,000
------------------------------------------------------------------------------------------------------------------------------------
 James C. Miller                                                                72,800                          81,000
------------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega/3/                                                         71,800                          79,500
------------------------------------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                                           66,200                          66,200
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Charles A. Bowsher ($269,000), R. Clark Hooper ($113,000), Katherine D. Ortega ($207,000) and J.
 Knox Singleton ($293,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990. Although the Board of Directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only


                  Washington Mutual Investors Fund -- Page 12 through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts.Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee composed of five directors who are not considered "interested persons" of the fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, Edward W. Kelley, Jr. and James C. Miller III (Chair). The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors.


The fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include, through the use of a Contracts sub-committee, reviewing all contracts and agreements with the fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee, through the


                  Washington Mutual Investors Fund -- Page 13 use of a Nominating sub-committee, also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


The fund has a Proxy Committee composed of R. Clark Hooper, Edward W. Kelley, Jr. (Chair) and Jeffrey L. Steele. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio.


There were seven Board of Directors meetings and eight Committee meetings (five Audit, one Proxy and two Governance Committee meetings) during the fiscal year ended April 30, 2005. All directors attended at least 75% of all Board meetings and meetings of the Committees of which they were members.


                  Washington Mutual Investors Fund -- Page 14

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.

                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                37            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 90                                       Corporation
----------------------------------------------------------------------------------------------
 John A. Beck                    21            Of Counsel, Reed                none/3/
 Age: 80                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Fred J. Brinkman                8             Senior Financial                none/3/
 Age: 76                                       Consultant,
                                               Washington
                                               Management
                                               Corporation
----------------------------------------------------------------------------------------------
 T. Eugene Smith                 18            President, T. Eugene            $77,800/4/
 Age: 76                                       Smith, Inc. (real
                                               estate consulting,
                                               planning and
                                               development)
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               21            Chairman and Chief             $25,000
 Age: 80                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------

1 This includes years of service as an officer, Director and Director Emeritus. 2 The fund pays annual fees of $30,000 per annum to Directors Emeritus not affiliated with the business manager, plus $500 for each Board Meeting attended.
3 John A. Beck, Fred J. Brinkman and Stephen Hartwell are affiliated with the fund's business manager and, accordingly, receive no remuneration from the fund.
4 Mr. Smith served as a Director until December 15, 2005.


                  Washington Mutual Investors Fund -- Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board members.




                          YEAR FIRST                                                NUMBER OF BOARDS
                          ELECTED AN                                                WITHIN THE FUND
                     ADVISORY BOARD MEMBER      PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH    OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                 PAST FIVE YEARS               MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush International Inc.            1           Brady Corporation; Briggs &
 Age: 57                                     (international financial advisory                         Stratton; Mortgage Guaranty
                                             services)                                                 Insurance Corporation;
                                                                                                       Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Retired Partner, Shaw Pittman LLP             1           None
 Cromwell
 Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,             1           FAM Equity - Income Fund;
 Age: 69                                     Investment Company Institute                              FAM Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabitt             2001            President, Rand Construction                  1           Watson Wyatt & Company
 Age: 57                                     Corporation                                               Holdings
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                 1           Marriott International
 Age: 60                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Wadlow             2005            Partner, Sidley Austin Brown & Wood                       None
 Age: 60                                     LLP
-----------------------------------------------------------------------------------------------------------------------------------


1 Advisory Board members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                  Washington Mutual Investors Fund -- Page 16

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $8,000 per annum to Advisory Board members who are not affiliated with the business manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2005

                                                                                                             TOTAL COMPENSATION
                                                                               AGGREGATE COMPENSATION            (INCLUDING
                                                                               (INCLUDING VOLUNTARILY       VOLUNTARILY DEFERRED
                                                                              DEFERRED COMPENSATION/1/)       COMPENSATION/1/)
                                    NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
---------------------------------------------------------------------------------------------------------   CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                          COMPANY OR ITS AFFILIATES
                                                                                                         ---------------------------
 Mary K. Bush                                                                          $10,000                     $10,000
------------------------------------------------------------------------------------------------------------------------------------
 Louise M. Cromwell/2/                                                                  10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue                                                                       10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                                                     8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw                                                                         8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member.
2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2005 for participating Advisory Board members is as follows:
 Louise M. Cromwell ($49,000) and Linda Rabbitt ($34,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund's Board of Directors oversees the voting of proxies of shares held by the fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committees are R. Clark Hooper, Edward W. Kelley, Jr. (Chair) and Jeffrey L. Steele. The Board has authorized the President of the fund or his delegate (the "Voting Officer") to vote individual proxies and has approved "proxy voting procedures and policy" (the "Guidelines") which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the fund and its shareholders.


The Guidelines provide that generally the Voting Officer should vote against (a) defensive anti-takeover measures, (b) staggered boards of directors, (c) measures calling for the creation of special classes of shares with extra voting power and (d) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes.


The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the Guidelines provide, as a general


                  Washington Mutual Investors Fund -- Page 17 policy matter, that the Voting Officer should vote in support of corporate management on routine, non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.


If the Voting Officer is aware of any conflict of interest between the interests of fund shareholders, on the one hand, and the interests of the fund's investment adviser or any affiliated person of the fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.


Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's website at www.sec.gov.


PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.



                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        13.11%
 201 Progress Parkway                                Class B         6.78
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         7.32
 4800 Deer Lake Drive East, Floor 2                  Class C        19.62
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         7.07
 333 W. 34th Street, 7th Floor                       Class C        11.90
 New York, NY 10001-2402                             Class F         6.63
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        10.72
 101 Montgomery Street                               Class R-4       9.92
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1       6.93
 P.O. Box 2999                                       Class R-3       5.17
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 John Hancock Life Insurance Co., USA                Class R-3      16.70
 250 Bloor Street East, 7th Floor
 Toronto, Ontario
 Canada M4W 1E5
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-2       5.42
 151 Farmington Avenue, TN41                         Class R-3       9.00
 Hartford, CT 06156-0001                             Class R-4       6.87
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       5.54
 100 Magellan Way, KWIC                              Class R-5       6.76
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 JP Morgan Chase                                     Class R-4       5.22
 9300 Ward Parkway
 Kansas City, MO 64114-3317
----------------------------------------------------------------------------
 JP Morgan Chase                                     Class R-5      24.89
 4 Chase Metrotech Center
 Brooklyn, NY 11245-0002
----------------------------------------------------------------------------
 Mercer Trust Company                                Class R-5      10.02
 1 Investors Way
 Norwood, MA 02062-1599
----------------------------------------------------------------------------
 CGTC                                                Class R-5       9.90
 333 S. Hope Street, 49th Floor
 Los Angeles, CA 90071-1409
----------------------------------------------------------------------------
 Mercer Trust Company                                Class R-5       5.05
 MSN-2-D
 Norwood, MA 02002
----------------------------------------------------------------------------




                  Washington Mutual Investors Fund -- Page 18

BUSINESS MANAGER -- Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The business manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The business manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager monitors the various services and operations of the fund. The business manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2005. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. Out of its own resources, the business manager makes payments to the investment adviser for providing various accounting services for the fund, as well


                  Washington Mutual Investors Fund -- Page 19 as payments to support compensation paid to dealers (for additional information, see "Other Compensation to Dealers" below). The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and .035% of net assets in excess of $67 billion but not exceeding $77 billion and 0.03% of net assets in excess of $77 billion. During the fiscal years ended April 30, 2005, 2004 and 2003, the business manager's fees amounted to $53,358,000, $48,428,000 and $42,754,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2006 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The business manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it is otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, fees will be reduced similarly for all classes of shares of the fund. For the period ended April 30, 2005, the business management fees were reduced $2,016,000 as a result of this waiver.


INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.


                  Washington Mutual Investors Fund -- Page 20

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.


COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and Management Company. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greatest weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmark against which Washington Mutual Investors Fund portfolio counselors are measured is the: Lipper Growth and Income Funds Index (adjusted).


PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.


                  Washington Mutual Investors Fund -- Page 21

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF APRIL 30, 2005:


                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER          NUMBER
                                       REGISTERED           POOLED          OF OTHER
                                       INVESTMENT         INVESTMENT        ACCOUNTS
                                    COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                          THAT               THAT           PORTFOLIO
                                        PORTFOLIO         PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR         COUNSELOR          MANAGES
                        OF FUND          MANAGES           MANAGES         (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)    IN BILLIONS)/3/
------------------------------------------------------------------------------------------
 Timothy D. Armour     $100,001 -     3      $79.8/4/    1     $0.009/5/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Stephen E. Bepler     $100,001 -     3      $147.5/4/   1     $0.028/6/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Alan N. Berro         $50,001 -      2      $69.5/4/        None              None
                        $100,000
-------------------------------------------------------------------------------------------
 James K. Dunton          Over        2      $69.5/4/        None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 J. Dale Harvey        $100,001 -     3      $74.6/4/        None              None
                        $500,000
-------------------------------------------------------------------------------------------
 Gregory D. Johnson    $50,001 -      2      $47.3/4/        None              None
                        $100,000
-------------------------------------------------------------------------------------------
 James B. Lovelace     $100,001 -     2      $120.5/4/   1     $0.042/5/       None
                        $500,000
-------------------------------------------------------------------------------------------
 Robert G.             $100,001 -     4      $116.8/4/       None              None
 O'Donnell              $500,000
-------------------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
5 Represents a fund advised by Capital Research and Management Company and sold in Europe. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
6 Represents a fund sub-advised by Capital Research and Management Company and sold in Canada. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons


                  Washington Mutual Investors Fund -- Page 22

(as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the Committee reviewed such information in advance. At the meeting, the members of the Committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.


In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including, among others, the fund's historical investment results both on an absolute basis and relative to select peer groups; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; and the experience and quality of the investment adviser and its personnel who render services to the fund. Based on their consideration of these and other matters, the Committee and the Board concluded that the advisory fees of the fund are fair and that shareholders have received reasonable value in return for paying such fees.


The investment adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion, 0.185% of net assets in excess of $55 billion but not exceeding $71 billion, 0.18% of net assets in excess of $71 billion but not exceeding $89 billion and 0.177% of net assets in excess of $89 billion. During the fiscal years ended April 30, 2005, 2004 and 2003, the Investment Adviser's fees amounted to $139,427,000, $115,994,000 and $92,867,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the


                  Washington Mutual Investors Fund -- Page 23

Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. For the period ended April 30, 2005, management fees were reduced by $5,335,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2 and R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended April 30, 2005, the total fees paid by the investment adviser were $634,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $4,785,000
------------------------------------------------------------------------------
               CLASS F                                3,708,000
------------------------------------------------------------------------------
             CLASS 529-A                                871,000
------------------------------------------------------------------------------
             CLASS 529-B                                252,000
------------------------------------------------------------------------------
             CLASS 529-C                                353,000
------------------------------------------------------------------------------
             CLASS 529-E                                 48,000
------------------------------------------------------------------------------
             CLASS 529-F                                 27,000
------------------------------------------------------------------------------
              CLASS R-1                                  54,000
------------------------------------------------------------------------------
              CLASS R-2                               2,707,000
------------------------------------------------------------------------------
              CLASS R-3                               2,332,000
------------------------------------------------------------------------------
              CLASS R-4                                 817,000
------------------------------------------------------------------------------
              CLASS R-5                                 527,000
------------------------------------------------------------------------------



                  Washington Mutual Investors Fund -- Page 24

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


                  Washington Mutual Investors Fund -- Page 25

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2005            $25,945,000        $117,358,000
                                                  2004             28,722,000         131,678,000
                                                  2003             20,398,000          98,181,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2005              2,494,000          16,201,000
                                                  2004              3,732,000          28,213,000
                                                  2003              5,881,000          29,747,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005              2,634,000           7,149,000
                                                  2004                     --          10,524,000
                                                  2003                     --           7,569,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005              1,197,000           5,756,000
                                                  2004              1,102,000           5,305,000
                                                  2003                915,000           4,467,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                244,000           1,360,000
                                                  2004                293,000           1,763,000
                                                  2003                274,000           1,788,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                 73,000             674,000
                                                  2004                     --             702,000
                                                  2003                     --             586,000
-----------------------------------------------------------------------------------------------------


The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer


                  Washington Mutual Investors Fund -- Page 26 agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


                  Washington Mutual Investors Fund -- Page 27

For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2005 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $141,591,000               $23,729,000
------------------------------------------------------------------------------
        CLASS B                   27,871,000                 2,917,000
------------------------------------------------------------------------------
        CLASS C                   27,947,000                 4,418,000
------------------------------------------------------------------------------
        CLASS F                    5,724,000                 1,055,000
------------------------------------------------------------------------------
      CLASS 529-A                    879,000                   186,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,316,000                   145,000
------------------------------------------------------------------------------
      CLASS 529-C                  1,922,000                   316,000
------------------------------------------------------------------------------
      CLASS 529-E                    147,000                    29,000
------------------------------------------------------------------------------
      CLASS 529-F                     41,000                     9,000
------------------------------------------------------------------------------
       CLASS R-1                     247,000                    54,000
------------------------------------------------------------------------------
       CLASS R-2                   3,733,000                   766,000
------------------------------------------------------------------------------
       CLASS R-3                   6,937,000                 1,410,000
------------------------------------------------------------------------------
       CLASS R-4                   1,335,000                   315,000
------------------------------------------------------------------------------



                  Washington Mutual Investors Fund -- Page 28

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities


                  Washington Mutual Investors Fund -- Page 29

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended April 30, 2005, 2004 and 2003 amounted to $20,255,000, $25,499,000 and
$39,508,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.


At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Chase & Co. and First Clearing LLC. As of the fund's most recent fiscal year-end, the fund held debt securities of Bank of America Corp. in the amount of $99,670,000 and equity securities of Bank of America Corp. in the amount of $1,380,026,000, Citigroup Inc. in the amount of $1,679,609,000, J.P. Morgan Chase & Co. in the amount of $2,093,433,000 and
Wachovia Corporation in the amount of $443,730,000.


During fiscal years 2005, 2004 and 2003 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co.


                  Washington Mutual Investors Fund -- Page 30

Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's business manager, custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the


                  Washington Mutual Investors Fund -- Page 31

American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.


                  Washington Mutual Investors Fund -- Page 32

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.


                  Washington Mutual Investors Fund -- Page 33

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American


                  Washington Mutual Investors Fund -- Page 34

Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss.


                  Washington Mutual Investors Fund -- Page 35

     The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term


                  Washington Mutual Investors Fund -- Page 36 capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder


                  Washington Mutual Investors Fund -- Page 37 subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an


                  Washington Mutual Investors Fund -- Page 38 investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.


PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase


                  Washington Mutual Investors Fund -- Page 39 minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The initial purchase minimum of $25 may be waived for the following account types:


     . Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:


     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:


     . Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     . American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


                  Washington Mutual Investors Fund -- Page 40

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


MOVING BETWEEN SHARE CLASSES


     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.


                  Washington Mutual Investors Fund -- Page 41

                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3) current registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration


                  Washington Mutual Investors Fund -- Page 42 with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible persons, their spouses, parents and/or children;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program. The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m. Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5%


                  Washington Mutual Investors Fund -- Page 43 and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5.


                  Washington Mutual Investors Fund -- Page 44

     The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan (see exception in "Employer-sponsored retirement plans" under "Sales charges") or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     .
          trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     . endowments or foundations established and controlled by you or your immediate family; or

     .
          CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or


                  Washington Mutual Investors Fund -- Page 45

     . for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see ""Employer-sponsored retirement plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.



                  Washington Mutual Investors Fund -- Page 46

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.


                  Washington Mutual Investors Fund -- Page 47

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related


                  Washington Mutual Investors Fund -- Page 48 investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and


                  Washington Mutual Investors Fund -- Page 49 increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per


                  Washington Mutual Investors Fund -- Page 50 share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $50,900,000 for Class A shares and $2,474,000 for Class B shares for the 2005 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- Dechert, 1775 I Street, NW, Washington D.C. 20006, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940


                  Washington Mutual Investors Fund -- Page 51

Act) of the fund in their capacities as such. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.


On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles Superior Court dismissed the Attorney General's complaint. On February 7, 2006, the Attorney General filed a notice that he intends to appeal the Superior Court's decision to California's Court of Appeal for the Second Appellate District.


The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment


                  Washington Mutual Investors Fund -- Page 52 adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of California, relating to these matters. Although the suit was dismissed in its entirety, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- APRIL 30, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $29.85
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $31.67



                  Washington Mutual Investors Fund -- Page 53

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.






                  Washington Mutual Investors Fund -- Page 54

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                  Washington Mutual Investors Fund -- Page 55

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.



                  Washington Mutual Investors Fund -- Page 56


Investment portfolio April 30, 2005

                                  Percent of
Industry sector holdings          net assets

Financials                          21.45%
Industrials                         12.16
Health care                         11.21
Energy                               9.58
Consumer staples                     8.96
Other industries                    33.73
Convertible securities                .22
Cash & equivalents                   2.69

                                  Percent of
Ten largest holdings             net assets

JPMorgan Chase                       2.81%
General Electric                     2.80
Exxon Mobil                          2.75
ChevronTexaco                        2.66
Bristol-Myers Squibb                 2.27
Citigroup                            2.26
SBC Communications                   1.87
Bank of America                      1.85
BellSouth                            1.76
Fannie Mae                           1.69


                                                            Market
                                                             value   Percent of
Common stocks -- 97.09%                        Shares        (000)   net assets

Energy -- 9.58%
Apache Corp.                                4,000,000  $   225,160        .30%
Ashland Inc.                                1,830,000      123,049        .17
ChevronTexaco Corp.                        38,028,000    1,977,456       2.66
ConocoPhillips                              7,307,750      766,218       1.03
EOG Resources, Inc.                         5,978,000      284,254        .38
Exxon Mobil Corp.                          35,876,600    2,046,042       2.75
Halliburton Co.                             4,300,000      178,837        .24
Marathon Oil Corp.                         13,450,000      626,367        .84
Schlumberger Ltd.                           3,625,000      247,986        .33
Sunoco, Inc.                                2,750,000      272,965        .37
Unocal Corp.                                6,996,500      381,659        .51
                                                         7,129,993       9.58

Materials -- 4.14%

Air Products and Chemicals, Inc.            4,500,000      264,285        .36
Alcoa Inc.                                 17,250,000      500,595        .67
E.I. du Pont de Nemours and Co.             9,950,000      468,745        .63
International Paper Co.                    20,700,000      709,803        .95
MeadWestvaco Corp.                          4,391,200      129,321        .18
PPG Industries, Inc.                        4,100,000      276,955        .37
Temple-Inland Inc.                          1,400,000       47,250        .06
Weyerhaeuser Co.                            9,950,000      682,669        .92
                                                         3,079,623       4.14

Industrials -- 12.16%

3M Co.                                      5,625,000      430,144        .58
Avery Dennison Corp.                        2,500,000      130,875        .17
Boeing Co.                                 10,700,000      636,864        .85
Burlington Northern Santa Fe Corp.          1,950,000       94,087        .13
Caterpillar Inc.                            1,225,000      107,861        .14
Deere & Co.                                 4,638,100      290,067        .39
Deluxe Corp.                                2,200,000       87,846        .12
Dover Corp.                                 2,000,000       72,720        .10
Eaton Corp.                                 1,200,000       70,380        .09
Emerson Electric Co.                        5,900,000      369,753        .50
Fluor Corp.                                 3,036,500      156,562        .21
General Dynamics Corp.                      1,475,000      154,949        .21
General Electric Co.                       57,553,100    2,083,422       2.80
Honeywell International Inc.                2,500,000       89,400        .12
IKON Office Solutions, Inc.                 2,000,000       17,300        .02
Ilinois Tool Works Inc.                     2,250,000      188,595        .25
Ingersoll-Rand Co. Ltd.,  Class A           1,700,000      130,679        .17
Lockheed Martin Corp.                       6,550,000      399,223        .54
Northrop Grumman Corp.                     11,250,000      616,950        .83
Pitney Bowes Inc.                           8,514,900      380,786        .51
Raytheon Co.                                4,543,200      170,870        .23
ServiceMaster Co.                           8,750,000      112,262        .15
Southwest Airlines Co.                      7,500,000      111,600        .15
Tyco International Ltd.                    18,975,000      594,107        .80
Union Pacific Corp.                         1,400,000       89,502        .12
United Parcel Service, Inc., Class B        8,205,000      585,099        .79
United Technologies Corp.                   8,700,000      884,964       1.19
                                                         9,056,867      12.16

Consumer discretionary -- 7.57%

Best Buy Co., Inc.                          6,950,000      349,863        .47
Carnival Corp., units                       6,650,000      325,052        .44
Dana Corp.                                  6,130,000       70,005        .09
Dow Jones & Co., Inc.                       1,287,600       43,057        .0
Gannett Co., Inc.                           1,300,000      100,100        .13
General Motors Corp.                       26,988,400      720,051        .97
Genuine Parts Co.                           8,375,000      359,288        .48
Home Depot, Inc.                            3,500,000      123,795        .17
Knight-Ridder, Inc.                         1,100,000       71,170        .10
Limited Brands, Inc.                       19,273,400      418,040        .56
Lowe's Companies, Inc.                     20,000,000    1,042,200       1.40
May Department Stores Co.                   4,500,000      157,860        .21
McDonald's Corp.                            7,000,000      205,170        .27
Newell Rubbermaid Inc.                      8,000,000      173,840        .23
NIKE, Inc., Class B                         1,150,000       88,331        .12
Target Corp.                               13,000,000      603,330        .81
TJX Companies, Inc.                        21,750,000      492,637        .66
VF Corp.                                    3,800,000      215,042        .2
Walt Disney Co.                             3,000,000       79,200        .11
                                                         5,638,031       7.57
Consumer staples -- 8.96%

Albertson's, Inc.                          16,956,750      335,574        .45
Avon Products, Inc.                        12,700,000      509,016        .68
Coca-Cola Co.                              17,500,000      760,200       1.02
ConAgra Foods, Inc.                         9,100,000      243,425        .33
General Mills, Inc.                         8,040,000      397,176        .53
Gillette Co.                                  613,700       31,691        .04
H.J. Heinz Co.                             17,450,000      643,033        .86
Kellogg Co.                                 7,200,000      323,640        .44
Kimberly-Clark Corp.                       11,613,100      725,238        .98
PepsiCo, Inc.                               8,400,000      467,376        .63
Procter & Gamble Co.                        6,590,000      356,848        .48
Sara Lee Corp.                             24,300,000      519,777        .70
Unilever NV (New York registered)           2,800,000      180,404        .24
Walgreen Co.                               16,877,700      726,754        .98
Wal-Mart Stores, Inc.                       9,500,000      447,830        .60
                                                         6,667,982       8.96

Health care -- 11.21%

Abbott Laboratories                        21,700,000    1,066,772       1.43
Aetna Inc.                                  1,150,000       84,376        .11
Amgen Inc.<F1>                              2,750,000      160,077        .22
Applera Corp. - Applied Biosystems Group    8,733,000      185,140        .25
Becton, Dickinson and Co.                   1,650,000       96,558        .13
Bristol-Myers Squibb Co.                   64,935,000    1,688,310       2.27
Cardinal Health, Inc.                      11,325,000      629,330        .85
CIGNA Corp.                                 1,000,000       91,980        .12
Eli Lilly and Co.                          20,895,000    1,221,731       1.64
Guidant Corp.                               1,646,900      122,002        .16
Johnson & Johnson                           4,900,000      336,287        .45
Medtronic, Inc.                             5,500,000      289,850        .39
Merck & Co., Inc.                          20,500,000      694,950        .93
Mylan Laboratories Inc.                     8,500,000      140,250        .19
Pfizer Inc                                 29,865,000      811,432       1.09
Schering-Plough Corp.                       6,810,800      142,141        .19
Wyeth                                      13,000,000      584,220        .79
                                                         8,345,406      11.21

Financials -- 21.45%

AFLAC Inc.                                  2,000,000       81,300        .11
Allstate Corp.                              8,068,300      453,116        .61
American Express Co.                        3,450,000      181,815        .24
American International Group, Inc.         14,800,000      752,580       1.01
Aon Corp.                                   6,900,000      143,865        .19
Bank of America Corp.                      30,640,000    1,380,026       1.85
Bank of New York Co., Inc.                 28,300,000      790,702       1.06
Citigroup Inc.                             35,766,800    1,679,609       2.26
Comerica Inc.                               1,250,000       71,575        .10
Fannie Mae                                 23,325,000    1,258,384       1.69
Freddie Mac                                11,440,000      703,789        .94
Hartford Financial Services Group, Inc.     3,275,000      237,012        .32
HSBC Holdings PLC (ADR)                    10,272,000      822,274       1.10
J.P. Morgan Chase & Co.                    58,986,560    2,093,433       2.81
Jefferson-Pilot Corp.                       5,420,000      272,138        .37
Lincoln National Corp.                      6,950,000      312,541        .42
Marsh & McLennan Companies, Inc.           20,145,000      564,664        .76
National City Corp.                         3,000,000      101,880        .14
SLM Corp.                                   2,100,000      100,044        .13
St. Paul Travelers Companies, Inc.         15,220,000      544,876        .73
SunTrust Banks, Inc.                        3,200,000      233,056        .31
U.S. Bancorp                               13,125,000      366,187        .49
Wachovia Corp.                              8,670,000      443,730        .60
Washington Mutual, Inc.                    27,350,000    1,130,102       1.52
Wells Fargo & Co.                          20,340,000    1,219,180       1.64
XL Capital Ltd., Class A                      520,000       36,556        .05
                                                        15,974,434      21.45

Information technology -- 6.35%

Applied Materials, Inc.<F1>                 6,500,000       96,655        .13
Automatic Data Processing, Inc.             7,450,000      323,628        .43
Dell Inc.<F1>                               1,600,000       55,728        .08
Electronic Data Systems Corp.              11,555,400      223,597        .30
First Data Corp.                            4,350,000      165,430        .22
Hewlett-Packard Co.                        52,100,000    1,066,487       1.43
Intel Corp.                                11,250,000      264,600        .36
International Business Machines Corp.       9,720,000      742,414       1.00
Linear Technology Corp.                     5,400,000      192,996        .26
Microsoft Corp.                            40,950,000    1,036,035       1.39
Oracle Corp.<F1>                            4,000,000       46,240        .06
Texas Instruments Inc.                     15,085,300      376,529        .51
Xilinx, Inc.                                5,000,000      134,700        .18
                                                         4,725,039       6.35

Telecommunication services -- 7.16%

ALLTEL Corp.                                4,160,200      236,965        .32
AT&T Corp.                                 29,325,999      561,006        .75
BellSouth Corp.                            49,350,000    1,307,282       1.76
SBC Communications Inc.                    58,550,000    1,393,490       1.87
Sprint Corp.                               31,750,000      706,755        .95
Verizon Communications Inc.                31,470,000    1,126,626       1.51
                                                         5,332,124       7.16

Utilities -- 7.37%
Ameren Corp.                                2,300,000      118,910        .16
American Electric Power Co., Inc.          14,760,200      519,854        .70
Cinergy Corp.                               1,948,500       77,161        .10
Consolidated Edison, Inc.                   3,600,000      155,808        .21
Dominion Resources, Inc.                    9,785,000      737,789        .99
DTE Energy Co.                              4,150,000      190,692        .26
Duke Energy Corp.                          16,940,000      494,479        .67
Exelon Corp.                               12,369,000      612,265        .82
FirstEnergy Corp.                           9,133,635      397,496        .53
FPL Group, Inc.                            12,258,000      500,372        .67
NiSource Inc.                               4,900,000      113,876        .15
Pinnacle West Capital Corp.                 3,555,000      148,955        .20
PPL Corp.                                   2,300,000      124,798        .17
Progress Energy, Inc.                       7,125,418      299,196        .40
Public Service Enterprise Group Inc.        7,600,000      441,560        .59
Puget Sound Energy, Inc.                    2,800,000       60,032        .08
Southern Co.                               13,000,000      428,350        .58
Xcel Energy Inc.                            4,000,000       68,720        .09
                                                         5,490,313       7.37

Miscellaneous -- 1.14%

Other common stocks in initial
  period of acquisition                                $   848,015       1.14%

Total common stocks (cost: $59,511,428,000)             72,287,827      97.09


                                             Units or
                                            principal
Convertible securities -- 0.22%                amount

Consumer discretionary -- 0.05%

General Motors Corp., Series B,
  5.25% convertible senior
  debentures 2032                         $61,050,000       40,464        .05

Health care -- 0.02%

Baxter International Inc. 7.00%
  convertible preferred 2006                  300,000       16,710        .02

Telecommunication services -- 0.12%

ALLTEL Corp. 7.75% convertible
  preferred 2005                            1,500,000       74,940        .10
CenturyTel, Inc. 6.875% ACES 2005             575,000       14,318        .02
                                                            89,258        .12

Utilities -- 0.03%

Ameren Corp. 9.75% ACES convertible
  preferred 2005                              760,000       21,348        .03

Total convertible securities
  (cost: $189,239,000)                                     167,780        .22

                                             Units or
                                            Principal
                                               amount
Short-term securities -- 2.39%                  (000)

3M Co. 2.78% due 5/19/2005                 $    4,600        4,593        .01
Abbott Laboratories Inc.
  2.86% due 5/19/2005<F2>                      27,600       27,558        .04
Bank of America Corp.
  2.94%-2.95% due 6/10/2005                   100,000       99,670  \
Ranger Funding Co. LLC                                               --   .15
  2.91% due 5/16/2005<F2>                       9,300        9,288  /
BellSouth Corp.
  2.76%-2.78% due 5/3/2005<F2>                 32,685       32,678        .04
CAFCO, LLC 2.96% due 6/14/2005<F2>             25,000       24,907  \
                                                                     --   .11
Ciesco LLC 2.71% due 5/4/2005                  56,500       56,484  /
Clipper Receivables Co., LLC
  2.91% due 5/27/2005<F2>                      15,300       15,267        .02
Coca-Cola Co. 2.68%-2.95% due 5/6-6/27/2005    70,000       69,860        .09
DuPont (E.I.) de Nemours & Co.
  2.90%-2.92% due 6/6-6/17/2005               146,500      145,992        .20
Edison Asset Securitization LLC
  2.74% due 5/13/2005<F2>                      20,600       20,580  \
General Electric Capital Services, Inc.                              --   .09
  2.96% due 6/20/2005                          50,000       49,794  /
Exxon Project Investment Corp.
  2.92% due 6/3/2005<F2>                       24,000       23,934        .03
Fannie Mae 2.86% due 6/1/2005                  26,200       26,135        .03
FCAR Owner Trust I 2.93% due 6/8/2005          50,000       49,845        .07
Federal Farm Credit Banks
  2.91% due 6/23/2005                          18,500       18,418        .02
Federal Home Loan Bank
  2.64%-2.84% due 5/6-6/17/2005                94,016       93,746        .13
Freddie Mac
  2.63%-2.89% due 5/10-6/30/2005              159,468      159,135        .21
Gannett Co
  2.78%-2.89% due 5/18-6/22/2005<F2>           50,000       49,866        .07
HSBC Finance Corp.
  2.76%-2.90% due 5/2-6/10/2005                80,750       80,595        .11
IBM Capital Inc. 2.88% due 5/26/2005<F2>        7,800        7,784  \
International Business Machines Corp.                                --   .06
  2.805% due 5/26/2005                         34,200       34,131  /
New Center Asset Trust Plus
  2.94% due 6/6/2005                           25,000       24,924        .03
Park Avenue Receivables Co., LLC
  2.92% due 5/20/2005<F2>                      25,200       25,159  \
Preferred Receivables Funding Corp.                                  --   .11
  2.84%-2.86% due 5/12-5/13/2005<F2>           55,914       55,858  /
PepsiCo Inc. 2.80% due 5/16/2005<F2>            9,800        9,788        .01
Procter & Gamble Co.
  2.78%-2.93% due 5/25-6/21/2005<F2>          125,000      124,564        .17%
Tennessee Valley Authority
  2.71%-2.84% due 5/5-6/16/2005                82,500       82,279        .11
Three Pillars Funding, LLC
  2.85%-2.99% due 5/2-5/16/2005<F2>            72,651       72,582        .10
United Parcel Service Inc.
  2.72% due 5/2/2005                           25,000       24,996        .03
Variable Funding Capital Corp.
  2.87%-2.94% due 5/20-6/7/2005<F2>            97,000       96,768        .13
Wal-Mart Stores, Inc.
  2.75%-2.87% due 5/10-6/1/2005<F2>           111,000      110,814        .15
Wells Fargo & Co. 2.68% due 5/3/2005           50,000       50,000        .07

Total short-term securities
  (cost: $1,777,965,000)                                 1,777,992       2.39

Total investment securities
  (cost: $61,478,632,000)                               74,233,599      99.70
Other assets less liabilities                              222,192        .30

Net assets                                           $  74,455,791     100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

<F1> Security did not produce income during the last 12 months.

<F2> Restricted securities that can be resold only to institutional investors.
In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $707,395,000, which represented 0.95% of the net assets of the Fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Investments in affiliates

A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended April 30, 2005, appear below.

                                                                     Dividend
                     Beginning                            Ending      income
Company               shares     Purchases     Sales      shares       (000)

Albertson's, Inc.*   19,906,750     --       2,950,000  16,956,750   $13,448
Ashland Inc.*         3,680,000     --       1,850,000   1,830,000     3,704
Crompton Corp.*       5,800,001     --       5,800,001      --           630
Stanley Works*        4,200,000     --       4,200,000      --         2,492
                                                                     $20,274

*Unaffiliated issuer at 4/30/2005.


Financial statements

Statement of assets and liabilities            (dollars and shares in thousands,
at April 30, 2005                                      except per-share amounts)

Assets:
  Investment securities at market
    (cost: $61,478,632)                                            $74,233,599
  Cash                                                                     498
  Receivables for:
    Sales of investments                                $131,718
    Sales of Fund's shares                               125,816
    Dividends and interest                               194,689       452,223

                                                                    74,686,320
Liabilities:
  Payables for:
    Purchases of investments                             103,048
    Repurchases of Fund's shares                          64,981
    Management services                                   14,689
    Services provided by affiliates                       46,503
    Deferred Directors' and Advisory Board compensation    1,146
    Other fees and expenses                                  162       230,529

Net assets at April 30, 2005                                       $74,455,791

Net assets consist of:
  Capital paid in on shares of capital stock                       $60,977,618
  Undistributed net investment income                                  370,847
  Undistributed net realized gain                                      352,359
  Net unrealized appreciation                                       12,754,967

Net assets at April 30, 2005                                       $74,455,791

Total authorized capital stock -- 4,000,000 shares, $.001 par value (2,496,045 total shares outstanding)

                                                                      Net asset
                                                           Shares     value per
                                           Net assets    outstanding  share/1/

Class A                                   $61,184,602     2,049,510    $29.85
Class B                                     2,902,273        97,760     29.69
Class C                                     2,991,135       100,932     29.64
Class F                                     2,504,624        84,055     29.80
Class 529-A                                   632,661        21,211     29.83
Class 529-B                                   148,054         4,982     29.72
Class 529-C                                   225,782         7,599     29.71
Class 529-E                                    35,277         1,186     29.74
Class 529-F                                    21,019           706     29.79
Class R-1                                      34,253         1,153     29.71
Class R-2                                     622,295        20,998     29.64
Class R-3                                   1,705,217        57,360     29.73
Class R-4                                     829,436        27,850     29.78
Class R-5                                     619,163        20,743     29.85


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $31.67 and $31.65, respectively.


See Notes to Financial Statements


Statement of operations for the year ended April 30, 2005 (dollars in thousands)

Investment income:
  Income:
    Dividends (net of non-U.S.
      withholding tax of $1,048;
      also includes $20,274 from affiliates)          $1,984,595
    Interest                                              50,883    $2,035,478

  Fees and expenses:
    Investment advisory services                         139,427
    Business management services                          53,358
    Distribution services                                219,690
    Transfer agent services                               53,374
    Administrative services                               17,381
    Reports to shareholders                                1,921
    Registration statement and prospectus                  2,481
    Postage, stationery and supplies                       6,469
    Directors' and Advisory Board compensation               803
    Auditing and legal                                       241
    Custodian                                                434
    State and local taxes                                      1
    Other                                                    269
    Total expenses before reimbursements/waivers         495,849
      Reimbursement/waiver of expenses                     7,985       487,864
  Net investment income                                              1,547,614

Net realized gain and unrealized
  appreciation on investments:
    Net realized gain on investments
      (including $43,701 net loss from affiliates)                     547,062
  Net unrealized appreciation on investments                         2,329,367
    Net realized gain and unrealized
      appreciation on investments                                    2,876,429

Net increase in net assets resulting from operations                $4,424,043

See Notes to Financial Statements

Financial statements

Statement of changes in net assets (dollars in thousands)

                                                        Year ended April 30
                                                          2005        2004

Operations:
  Net investment income                             $  1,547,614  $  1,221,227
  Net realized gain on investments                       547,062     1,391,805
  Net unrealized appreciation on investments           2,329,367     9,001,008
    Net increase in net assets
      resulting from operations                        4,424,043    11,614,040

Dividends and distributions paid to shareholders:
  Dividends from net investment income               (1,378,347)    (1,130,674 )
  Distributions from net realized gain
    on investments                                      (559,57)     (405,371)
      Total dividends and distributions
        paid to shareholders                         (1,937,925)   (1,536,045)

Capital share transactions                             5,169,240     8,507,821

Total increase in net assets                           7,655,358    18,585,816

Net assets:
  Beginning of year                                   66,800,433    48,214,617
  End of year (including undistributed
    net investment income:
    $370,847 and $201,665, respectively)             $74,455,791   $66,800,433

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization -- Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund's share classes are described below:

                            Initial                 Contingent deferred
Share class              sales charge          sales charge upon redemption                    Conversion feature

Classes A and 529-A      Up to 5.75%  None (except 1% for certain redemptions          None
                                      within one year of purchase without an
                                      initial sales charge)
Classes B and 529-B      None         Declines from 5% to zero for redemptions         Classes B and 529-B convert to classes A
                                      within six years of purchase                     and 529-A, respectively, after eight years
Class C                  None         1% for redemptions within one year of purchase   Class C converts to Class F after 10 years
Class 529-C              None         1% for redemptions within one year of purchase   None
Class 529-E              None         None                                             None
Classes F and 529-F      None         None                                             None
Classes R-1, R-2,
  R-3, R-4 and R-5       None         None                                             None


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

     Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation -- Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     Security transactions and related investment income -- Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.
     Dividends and distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     CollegeAmerica is a registered trademark of the Virginia College Savings Plan.SM
2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of April 30, 2005, the cost of investment securities for Federal income tax purposes was $61,505,043,000.

During the year ended April 30, 2005, the Fund reclassified $85,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

  Undistributed net investment income                              $     372,644
  Undistributed long-term capital gains                                  378,119
  Gross unrealized appreciation on investment securities              14,939,710
  Gross unrealized depreciation on investment securities              (2,211,154
)
  Net unrealized appreciation on investment securities                12,728,556

During the year ended April 30, 2005, the Fund realized, on a tax basis, a net capital gain of $560,564,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                         Year ended April 30, 2005                     Year ended April 30, 2004

               Distributions   Distributions                   Distributions   Distributions
                   from            from            Total           from            from            Total
                 ordinary        long-term     distributions     ordineary       long-term     distributions
                  income       capital gains       paid           income       capital gains       paid

Class A          $1,200,617        $465,497      $1,666,114      $1,023,435        $353,523      $1,376,958
Class B              34,980          21,983          56,963          26,631          14,964          41,595
Class C              33,095          22,268          55,363          22,527          13,551          36,078
Class F              44,042          18,476          62,518          27,287          10,227          37,514
Class 529-A          10,025           4,223          14,248           6,006           2,219           8,225
Class 529-B           1,410           1,056           2,466             904             592           1,496
Class 529-C           2,093           1,539           3,632           1,240             804           2,044
Class 529-E             470             238             708             262             117             379
Class 529-F             306             137             443             127              54             181
Class R-1               295             197             492             152              94             246
Class R-2             6,084           4,018          10,102           2,866           1,661           4,527
Class R-3            23,111          11,401          34,512           8,967           4,233          13,200
Class R-4            10,400           4,362          14,762           3,296           1,130           4,426
Class R-5            11,419           4,183          15,602           6,974           2,202           9,176

Total           $1,378,347         $559,578      $1,937,925      $1,130,674        $405,371      $1,536,045


3. Fees and transactions with related parties

Business management services -- The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. At the beginning of the year, the agreement provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.035% on such assets in excess of $67 billion. The Board of Directors approved an amended agreement eff-ective January 15, 2005, continuing the series of rates to include an additional annual rate of 0.030% on daily net assets in excess of $77 billion. During the year ended April 30, 2005, WMC reduced business management services fees by $2,016,000. As a result, the fee shown in the accompanying financial statements of $53,358,000, which was equivalent to an annualized rate of 0.074%, was reduced to $51,342,000, or 0.072% of average daily net assets. During the fiscal year, WMC paid the Fund's investment adviser $2,147,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG) (parent company of WMC), earned $661,000 on its retail sales of shares and distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services -- Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective June 17, 2004, continuing the series of rates to include an additional annual rate of 0.180% on daily net assets in excess of $71 billion. During the year ended April 30, 2005, CRMC reduced investment advisory services fees by $5,335,000. As a result, the fee shown on the accompanying financial statements of $139,427,000, which was equivalent to an annualized rate of 0.194%, was reduced to $134,092,000, or 0.187% of average daily net assets.

Class-specific fees and expenses -- Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     Distribution services -- The Fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     Share class                Currently approved limits        Plan limits

     Class A                               0.25%                     0.25%
     Class 529-A                           0.25                      0.50
     Classes B and 529-B                   1.00                      1.00
     Classes C, 529-C and R-1              1.00                      1.00
     Class R-2                             0.75                      1.00
     Classes 529-E and R-3                 0.50                      0.75
     Classes F, 529-F and R-4              0.25                      0.50

     Transfer agent services -- The Fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services -- The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended April 30, 2005, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended April 30, 2005, the total fees paid by CRMC were $4,000 and $630,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

     Expenses under the agreements described above for the year ended April 30, 2005, were as follows (dollars in thousands):

                                                                --------------Administraive services--------------
                                                                                                        Commonwealth
                                                                    CRMC                                 of Virginia
                        Distribution       Transfer agent      administrative      Transfer agent      administrative
     Share class          services            services            services            services            services

     Class A                $141,591          $50,900         Not applicable        Not applicable      Not applicable
     Class B                  27,871            2,474         Not applicable        Not applicable      Not applicable
     Class C                  27,947              |                   $4,192                  $593      Not applicable
     Class F                   5,724              |                    3,434                   274      Not applicable
     Class 529-A                 879              |                      796                    75                $530
     Class 529-B               1,316         Included in                 197                    55                 132
     Class 529-C               1,922       administrative                288                    65                 192
     Class 529-E                 147          services                    44                     4                  30
     Class 529-F                  41              |                       25                     2                  16
     Class R-1                   247              |                       37                    17      Not applicable
     Class R-2                 3,733              |                      747                 1,960      Not applicable
     Class R-3                 6,937              |                    2,081                   251      Not applicable
     Class R-4                 1,335              |                      801                    16      Not applicable
     Class R-5        Not applicable              |                      517                    10      Not applicable

     Total                  $219,690          $53,374                $13,159                $3,322                $900


Deferred Directors' and Advisory Board compensation -- Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board compensation of $803,000, shown on the accompanying financial statements, includes $730,000 in current fees (either paid in cash or deferred) and a net increase of $73,000 in the value of the deferred amounts.

Affiliated officers and Directors -- All officers of the Fund and all of its Directors who are affiliated with WMC receive no compensation directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):


                                                        Reinvestments of
                                                          dividends and
                                      Sales<F1>           distributions           Repurchases<F1>          Net increase
Share class                      Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares
Year ended April 30, 2005

Class A                       $ 7,395,134   249,062    $1,569,990    52,168  $(6,916,372)   (232,386)  $2,048,752      68,844
Class B                           451,234    15,339        54,564     1,818     (248,702)     (8,408)     257,096       8,749
Class C                           753,447    25,600        52,449     1,750     (367,965)    (12,434)     437,931      14,916
Class F                           915,300    30,894        55,610     1,850     (459,462)    (15,406)     511,448      17,338
Class 529-A                       202,543     6,808        14,247       473      (26,138)       (877)     190,652       6,404
Class 529-B                        35,804     1,212         2,466        82       (4,797)       (161)      33,473       1,133
Class 529-C                        71,331     2,409         3,631       120      (11,208)       (378)      63,754       2,151
Class 529-E                        11,939       402           708        24       (1,592)        (54)      11,055         372
Class 529-F                         9,916       334           442        15       (1,268)        (42)       9,090         307
Class R-1                          23,143       783           488        16       (6,379)       (217)      17,252         582
Class R-2                         325,408    11,018        10,099       337      (98,064)     (3,317)     237,443       8,038
Class R-3                         862,578    29,133        34,456     1,146     (241,511)     (8,100)     655,523      22,179
Class R-4                         564,507    18,978        14,724       489      (92,164)     (3,088)     487,067      16,379
Class R-5                         279,665     9,418        15,114       502      (86,075)     (2,890)     208,704       7,030
Total net increase (decrease) $11,901,949   401,390    $1,828,988    60,790  $(8,561,697)   (287,758)  $5,169,240     174,422

Year ended April 30, 2005

Class A                       $ 8,658,906   316,038    $1,297,927    46,995  $(5,596,587)   (204,091)  $4,360,246     158,942
Class B                           784,093    28,982        39,955     1,448     (160,096)     (5,858)     663,952       24,57
Class C                         1,132,018    41,659        34,320     1,244     (212,342)     (7,789)     953,996      35,114
Class F                         1,021,066    37,267        33,743     1,219     (256,599)     (9,291)     798,210      29,195
Class 529-A                       183,817     6,679         8,223       297      (12,711)       (458)     179,329       6,518
Class 529-B                        45,906     1,683         1,496        54       (2,506)        (91)      44,896       1,646
Class 529-C                        73,740     2,685         2,044        74       (5,645)       (204)      70,139       2,555
Class 529-E                        11,711       426           379        14         (728)        (26)      11,362         414
Class 529-F                         7,909       288           181         6         (387)        (13)       7,703         281
Class R-1                          11,914       436           246         9       (5,604)       (203)       6,556         242
Class R-2                         293,230    10,725         4,527       163      (53,205)     (1,943)     244,552       8,945
Class R-3                         911,148    33,444        13,186       474     (108,485)     (3,956)     815,849      29,962
Class R-4                         275,613     9,872         4,426       159      (42,240)     (1,520)     237,799       8,511
Class R-5                         139,624     5,078         8,914       322      (35,306)     (1,292)     113,232       4,108

Total net increase (decrease) $13,550,695   495,262    $1,449,567    52,478  $(6,492,441)   (236,735)  $8,507,821     311,005



<F1>Includes exchanges between share classes of the Fund.

5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,183,746,000 and $11,071,075,000, respectively, during the year ended April 30, 2005.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2005, the custodian fee of $434,000, shown on the accompanying financial statements, includes $37,000 that was offset by this reduction, rather than paid in cash.


Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-   Ratio
                                   gains                                                                 to aver-  age net  of net
                                 (losses)            Divi-                                                age net  assets   income
                  Net            on secur   Total    dends             Total                       Net    assets    after   (loss)
                 Asset     Net     ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value   invest-   (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-    ment   realized   ment    invest-   (from     and    value,    Total   period   burse-   ments/     age
                ning of  income   and un-   oper-    ment    capital  distri-  end of   return     (in    ments/   waivers    net
                period   (loss)  realized) ations   income)  gains)   butions  period    <F3>   millions) waivers   <F4>    assets
Class A:
Year ended
  4/30/2005     $28.79    $ .67    $1.22    $1.89    $(.60)  $ (.23)  $ (.83)  $29.85     6.55% $61,185      .61%    .60%    2.24%
Year ended
  4/30/2004      23.99      .59     4.94     5.53     (.54)    (.19)    (.7)    28.79    23.19   57,027      .64     .64     2.14
Year ended
  4/30/2003      28.37      .55    (4.35)   (3.80)    (.54)    (.04)    (.58)   23.99   (13.36)  43,701      .67     .67     2.28
Year ended
  4/30/2002      29.80      .50     (.75)    (.25)    (.54)    (.64)   (1.18)   28.37     (.73)  50,669      .65     .65     1.72
Year ended
  4/30/2001      29.14      .57     3.17     3.74     (.58)   (2.50)   (3.08)   29.80    13.54   48,700      .65     .65     1.95

Class B:
Year ended
  4/30/2005      28.64      .43     1.22     1.65     (.3)     (.23)    (.60)   29.69     5.75    2,902     1.38    1.37     1.47
Year ended
  4/30/2004      23.88      .37     4.92     5.29     (.3)     (.19)    (.53)   28.64    22.2     2,549     1.40    1.40     1.36
Year ended
  4/30/2003      28.25      .36    (4.32)   (3.96)    (.37)    (.04)    (.41)   23.88   (14.01)   1,538     1.45    1.45     1.52
Year ended
  4/30/2002      29.71      .25     (.72)    (.47)    (.35)    (.6)     (.9)    28.25    (1.5)    1,097     1.41    1.41      .88
Year ended
  4/30/2001      29.11      .29     3.22     3.51     (.41)   (2.50)   (2.91)   29.71    12.67      289     1.42    1.42      .99

Class C:
Year ended
  4/30/2005      28.59      .41     1.22     1.63     (.35)    (.23)    (.58)   29.64     5.69    2,991     1.46    1.45     1.39
Year ended
  4/30/2004      23.84      .35     4.92     5.27     (.3)     (.19)    (.52)   28.59    22.19    2,460     1.48    1.48     1.27
Year ended
  4/30/2003      28.22      .35    (4.33)   (3.98)    (.36)    (.04)    (.40)   23.84   (14.10)   1,214     1.51    1.51     1.46
Year ended
  4/30/2002      29.70      .21     (.73)    (.5)     (.32)    (.64)    (.96)   28.22    (1.68)     678     1.51    1.51      .72
Period from
  3/15/2001
  to 4/30/2001   28.32     (.02)    1.40     1.38    --       --       --       29.70     4.87       36      .23     .23     (.07)

Class F:
Year ended
  4/30/2005      28.74      .64     1.22     1.86     (.57)    (.23)    (.80)   29.80     6.47    2,505      .69     .68     2.15
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.52)    (.19)    (.71)   28.74    23.13    1,917      .71     .71     2.04
Year ended
  4/30/2003      28.33      .53    (4.34)   (3.81)    (.53)    (.04)    (.57)   23.95   (13.42)     899      .74     .74     2.24
Year ended
  4/30/2002      29.79      .42     (.72)    (.30)    (.52)    (.64)   (1.16)   28.33     (.89)     444      .78     .78     1.46
Period from
  3/15/2001
  to 4/30/2001   28.37      .01     1.41     1.42    --       --       --       29.79     5.01       16      .12     .12      .04

Class 529-A:
Year ended
  4/30/2005      28.76      .63     1.23     1.86     (.56)    (.23)    (.79)   29.83     6.47      633      .71     .70     2.12
Year ended
  4/30/2004      23.97      .56     4.95     5.51     (.53)    (.19)    (.72)   28.76    23.07      426      .71     .71     2.03
Year ended
  4/30/2003      28.36      .54    (4.35)   (3.81)    (.54)    (.04)    (.58)   23.97   (13.38)     199      .70     .70     2.29
Period from
  2/15/2002
  to 4/30/2002   27.71      .04      .75      .79     (.1)    --        (.14)   28.36     2.82       49      .16     .16      .14

Class 529-B:
Year ended
  4/30/2005      28.68      .38     1.21     1.59     (.32)    (.23)    (.55)   29.72     5.52      148     1.58    1.57     1.26
Year ended
  4/30/2004      23.91      .32     4.96     5.28     (.32)    (.19)    (.51)   28.68    22.08      110     1.59    1.59     1.15
Year ended
  4/30/2003      28.34      .32    (4.35)   (4.03)    (.36)    (.04)    (.40)   23.91   (14.18)      53     1.62    1.62     1.36
Period from
  2/19/2002
  to 4/30/2002   27.25     (.01)    1.22     1.21     (.12)   --        (.12)   28.34     4.38       11      .30     .30     (.02)

Class 529-C:
Year ended
  4/30/2005      28.67      .37     1.22     1.59     (.32)    (.23)    (.55)   29.71     5.54      226     1.57    1.56     1.27
Year ended
  4/30/2004      23.91      .32     4.93     5.25     (.30)    (.19)    (.49)   28.67    22.06      156     1.58    1.58     1.15
Year ended
  4/30/2003      28.33      .32    (4.34)   (4.02)    (.36)    (.04)    (.40)   23.91   (14.18)      69     1.61    1.61     1.38
Period from
  2/15/2002
  to 4/30/2002   27.71     (.01)     .75      .74     (.12)   --        (.12)   28.33     2.65       15      .32     .32     (.03)

Class 529-E:
Year ended
  4/30/2005      28.69      .53     1.22     1.75     (.47)    (.23)    (.70)   29.74     6.09       35     1.05    1.04     1.79
Year ended
  4/30/2004      23.92      .46     4.94     5.40     (.44)    (.19)    (.6)    28.69    22.68       23     1.06    1.06     1.68
Year ended
  4/30/2003      28.34      .45    (4.35)   (3.9)     (.48)    (.04)    (.52)   23.92   (13.73)       9     1.08    1.08     1.92
Period from
  3/1/2002
  to 4/30/2002   28.59      .01     (.13)    (.12)    (.13)   --        (.13)   28.34     (.44)       1      .17     .17      .04

Class 529-F:
Year ended
  4/30/2005      28.74      .60     1.22     1.82     (.54)    (.23)    (.77)   29.79     6.35       21      .80     .79     2.03
Year ended
  4/30/2004      23.96      .53     4.95     5.48     (.51)    (.19)    (.70)   28.74    23.00       11      .81     .81     1.90
Period from
  9/16/2002
  to 4/30/2003   23.98      .32      .10      .42     (.40)    (.04)    (.44)   23.96     1.85        3   .82<F5> .82<F5> 2.25<F5>



Financial highlights<F1>
                            Income (loss) from            Dividends and
                         investment operations<F2>        distributions
                                                                                                                    Ratio
                                                                                                           Ratio   of ex-
                                                                                                          of ex-   penses
                                    Net                                                                   penses  to aver-
                                   gains                                                                 to aver-  age net   Ratio
                                 (losses)            Divi-                                                age net  assets   of net
                  Net            on secur   Total    dends             Total                       Net    assets    after   income
                 Asset             ities    from     (from   Distri-   divi-     Net             assets   before    reim-     to
                 value     Net     (both   invest-    net    butions   dends    asset            end of    reim-   burse-    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,            period   burse-   ments/     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of    Total     (in    ments/   waivers    net
                period   income  realized) ations   income)  gains)   butions  period   return  millions) waivers   <F4>    assets


Class R-1:
Year ended
  4/30/2005     $28.68     $.40    $1.21    $1.61    $(.3)    $(.23)   $(.58)  $29.71     5.62%   $  34     1.50%   1.47%    1.35%
Year ended
  4/30/2004      23.92      .35     4.93     5.28     (.33)    (.19)    (.52)   28.68    22.16       16     1.52    1.49     1.25
Period from
  5/29/2002
  to 4/30/2003   28.52      .32    (4.46)   (4.14)    (.42)    (.04)    (.46)   23.92(14.50)          8 1.71<F5> 1.51<F5> 1.50<F5>

Class R-2:
Year ended
  4/30/2005      28.60      .41     1.22     1.63     (.36)    (.23)    (.59)   29.64     5.68      622     1.57    1.44     1.38
Year ended
  4/30/2004      23.88      .35     4.91     5.26     (.35)    (.19)    (.54)   28.60    22.12      371     1.69    1.45     1.26
Period from
  5/31/2002
  to 4/30/2003   28.46      .33    (4.40)   (4.07)    (.47)    (.04)    (.51)   23.88   (14.29)      96 1.78<F5> 1.47<F5> 1.58<F5>

Class R-3:
Year ended
  4/30/2005      28.68      .56     1.21     1.77     (.49)    (.23)    (.72)   29.73     6.17    1,705      .95     .94     1.89
Year ended
  4/30/2004      23.93      .46     4.94     5.40     (.46)    (.19)    (.65)   28.68    22.68    1,009     1.07    1.07     1.63
Period from
  6/4/2002
  to 4/30/2003   27.81      .41    (3.74)   (3.33)    (.51)    (.04)    (.55)   23.93   (11.94)     125 1.11<F5> 1.09<F5> 1.95<F5>

Class R-4:
Year ended
  4/30/2005      28.73      .64     1.22     1.86     (.58)    (.23)    (.81)   29.78     6.46      830      .68     .67     2.14
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.53)    (.19)    (.72)   28.73    23.11      330      .70     .70     2.01
Period from
  5/20/2002
  to 4/30/2003   28.78      .51    (4.74)   (4.23)    (.56)    (.04)    (.60)   23.95   (14.66)      71  .74<F5>  .73<F5> 2.32<F5>

Class R-5:
Year ended
  4/30/2005      28.79      .73     1.22     1.95     (.66)    (.23)    (.89)   29.85     6.78      619      .38     .37     2.45
Year ended
  4/30/2004      23.99      .65     4.94     5.59     (.60)    (.19)    (.79)   28.79    23.49      395      .39     .39     2.36
Period from
  5/15/2002
  to 4/30/2003   28.84      .57    (4.78)   (4.21)    (.60)    (.04)    (.64)   23.99   (14.57)     230  .41<F5>  .41<F5> 2.51<F5>


                                              Year ended April 30
                                 2005      2004      2003      2002      2001
Portfolio turnover rate for
  all classes of shares           16%       12%       21%       22%       25%

<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During the year ended 4/30/2005, CRMC and WMC reduced management fees for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

<F5> Annualized.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 3, 2005